UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item  7.    Financial Statements and Exhibits.

On May 1, 2003, Prudential Financial, Inc. (the “Company”) reported, as required by Item 2 of Form 8-K, that it had completed the first step in the acquisition of Skandia U.S. Inc. (“Skandia U.S.”) in a transaction described in “Item 1. Business—Financial Services Businesses—Insurance Division—Individual Life and Annuities” section of its Annual Report on Form 10-K for the year ended December 31, 2002. The Company is hereby filing the following financial statements and pro forma financial information in accordance with Item 7 of Form 8-K as an amendment to the Company’s Form 8-K filed on May 1, 2003.

a)	Financial statements of business acquired.
1)	The audited historical financial statements of Skandia U.S. Inc. as of and for the year ended December 31, 2002, filed as exhibit 99.0 hereto and the unaudited interim consolidated financial statements of Skandia U.S. Inc. as of and for the three months ended March 31, 2003, filed as exhibit 99.1 hereto.

b)	Pro forma financial information.
1)	The unaudited pro forma condensed consolidated statement of financial position of Prudential Financial, Inc. as of March 31, 2003, and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2002, and the three months ended March 31, 2003, filed as exhibit 99.2 hereto.

c)	Exhibits.

Exhibit No.	Description
23.0	Consent of Ernst & Young LLP with respect to the audited historical financial statements of Skandia U.S. Inc.

99.0	Audited historical financial statements of Skandia U.S. Inc. as of and for the year ended December 31, 2002.

99.1	Unaudited interim consolidated financial statements of Skandia U.S. Inc. as of and for the three months ended March 31, 2003.

99.2	Unaudited pro forma condensed consolidated financial statements as of March 31, 2003, and for the year ended December 31, 2002, and the three months ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2003

PRUDENTIAL FINANCIAL, INC.

By: /S/ ANTHONY S. PISZEL
Name: Anthony S. Piszel Title: Controller (Principal Accounting Officer)